                                                                    EXHIBIT 23.1


                        Consent of Deloitte & Touche, LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Progress Software Corporation on Form S-8 of our report dated December 18, 1998, appearing in the Annual Report on Form 10-K of Progress Software Corporation for the year ended November 30, 1998.


/s/ DELOITTE & TOUCHE LLP
-------------------------------


Boston, Massachusetts
June 11, 1999